UNIVERSAL ANNUITY

ANNUAL REPORTS
DECEMBER 31, 1996



                    THE TRAVELERS TIMED GROWTH AND INCOME
                    STOCK ACCOUNT FOR VARIABLE ANNUITIES

                    THE TRAVELERS TIMED SHORT-TERM
                    BOND ACCOUNT FOR VARIABLE ANNUITIES

                    THE TRAVELERS TIMED AGGRESSIVE
                    STOCK ACCOUNT FOR VARIABLE ANNUITIES

                    THE TRAVELERS TIMED BOND ACCOUNT
                    FOR VARIABLE ANNUITIES





[TRAVELERSLIFE AND ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

[TIMCO LOGO]

The Travelers Investment Management Company ("TIMCO") provides equity management and advisory services for the following Travelers Variable Products Separate Accounts contained in this report: The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

[TAMIC LOGO]

Travelers Asset Management International Corporation ("TAMIC") provides fixed income management and advisory services for The Travelers Timed Bond Account for Variable Annuities.

[TRAVELERSLIFE AND ANNUITY LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF DECEMBER 31, 1996



ECONOMIC REVIEW AND OUTLOOK

As 1996 began, the Federal Government found itself paralyzed by a prolonged budget dispute. In the financial markets, investors were focused on signs of a slowing economy. With two-year Treasury notes priced to yield less than the federal funds rate, the bond market clearly expected the Federal Reserve Board ("Fed") to cut interest rates significantly. The Fed lowered the federal funds rate by 0.25% in January, but strong employment growth over the next several months sent the bond market into a tailspin reminiscent of 1994. Interest rates hit their highest levels for the year in the June to September period as investors prepared for the Fed to raise interest rates at their September meeting.

The policymakers at the Fed decided to hold steady at their September meeting and interest rates declined through the autumn as economic growth once again slowed. The financial markets also responded positively to the Republicans' success in retaining control of Congress in the November election. Going into December, the bond and stock markets reflected a "best of all worlds" scenario of moderate economic growth with low inflation, low unemployment and a benign to positive political landscape. Interest rates started to move back up again in December as some economic indicators strengthened, but ended the year well below the levels seen in the second and third quarters.

We expect real economic growth to average around 2% in 1997. The consumer sector, which makes up two thirds of Gross Domestic Product ("GDP"), should show modest growth. The factors that would otherwise contribute to strong consumer spending -- low unemployment, high consumer confidence, and the wealth effects from the strong stock market -- should be muted by high consumer debt levels (particularly at lower income levels) and lack of pent-up demand. The export sector should continue to grow 5% to 10% in 1997, helped by the United States' strong competitive position and continued robust growth in emerging markets. Growth should improve slightly in Europe and Japan, helped by the recent strengthening of the dollar against those currencies. The stronger dollar is likely to be a mixed blessing, by making the prices of foreign imports more attractive and thereby helping to dampen inflation. The capital goods sector has slowed in recent quarters, but is still expected to grow faster than overall U.S. economy. The government sector should continue to be a drag on GDP growth.

Overall, we believe that the U.S. economy is likely to remain on a path of moderate non-inflationary growth in 1997. However, because of the current low level of unemployment, we also expect that the Fed will remain cautious and biased towards a tighter monetary policy. Whether the Fed acts may depend in part on market psychology. Upward shifts in long-term bond yields have served to moderate economic growth in recent years and reduced the need for any major changes in Fed policy.

FIXED INCOME COMMENTARY

The U.S. bond market had its best quarter of the year in the fourth quarter. The Lehman Intermediate Government/Corporate Index returned 2.5% for the
quarter and 4.1% for the full year.   For the year, the Lehman Long
Government/Corporate Index provided a total return of only 0.1%. Treasury bonds with maturities longer than 10 years had negative total returns.

Within the fixed income market, all private issuer sectors outperformed Treasury bonds as quality spreads continued to narrow. While Treasuries performed almost as poorly in 1996 as in 1994, the effect on other sectors was relatively neutral, unlike 1994 when there were problems with mortgage-backed derivatives, Mexico, and Orange County. The yield curve was also remarkably stable in 1996, unlike 1994 when short-term interest rates rose considerably. The mortgage-backed, high yield, and municipal sectors were the best performing areas in 1996 on a duration-adjusted basis. Within the corporate sector, lower quality and foreign issues were the best performers based on both higher coupons and spread tightening.

We expect interest rates to stay in the trading range established in 1996 (the yield of the 30-year Treasury bond ranged between 6.0% and 7.2%). On one hand, investors are concerned that low unemployment will eventually give rise to inflationary wage growth. We believe this sets a floor for long-term bond yields at about 6.0%. At the upper end of the range, the 7.2% level has proved to be sufficient to generate increased demand for bonds and depress high risk asset classes and interest sensitive sectors of the economy. We feel that central bank vigilance against inflation, globalization, and productivity improvements will keep inflation under control, preventing interest rates from rising much above their 1996 high.

Within the fixed income markets, demand for corporate, mortgage-backed and asset-backed issue continues to be high. Yield spreads (relative to Treasury issues) for lower and higher quality corporate bonds are quite narrow. The mortgage-backed and asset-backed markets are similarly compressed, with investors digging for yield. There is nothing in our economic outlook that is likely to change the tight spread environment in the near future. We are being careful, however, to weed out riskier credits and issues that do not offer enough yield premium to offset their potential for negative surprises. The foreign area continues to offer opportunities, particularly foreign corporate bonds that sometimes have very strong balance sheets but are capped by the rating of their home country. Foreign sovereign credits are also continuing to improve based on solid global economic growth and increased acceptance of the need for sound fiscal and monetary policy.

EQUITY COMMENTARY

During 1996, financial markets were repeatedly jolted by changes in sentiment about the strength of the U.S. economy and the direction of Fed policy. When investors gained confidence that the economy was continuing on a track of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. For the twelve-month period ending December 31, 1996, the Standard & Poor's 500 Stock Index ("S&P 500") provided a total return of 23.0%. Over the same period, the Russell 2000 Stock Index, a measure of the performance of the small company segment of the equity market, provided a total return of 16.5%.

After a weak start in January, the stock market moved broadly higher through the first months of spring. Small company shares advanced strongly in April and May, led by the technology sector. In late June and July, when long-term bond yields moved back over 7%, the stock market traded back down to where it began the year. Recent initial public offerings and more speculative issues were particularly hard hit during the reversal. Large company stocks quickly recovered their losses when the bond market stabilized at the end of July. However, small company stocks continued to struggle. During the autumn, against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market made its strongest advance of the year, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid sized company stocks relative to "blue chip" indices. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies in the 1995-96 period. The performance lag also reflected a backing away by investors from higher risk growth stocks, in an environment of rising interest rates and market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. The technology sector provided superior returns for investors last year, led by Intel and Microsoft. Within the technology sector, software, semiconductor and computer product stocks had the strongest relative performance. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The health care sector was mixed. Drug stocks kept pace with the market due to strong earnings gains, while the HMO group declined sharply on repeated earnings disappointments. Utilities were the weakest overall sector during the year, held back by the relatively poor performance of local telephone carriers and electrical companies.

We are taking a more cautious position toward the U.S. stock market at this point. Over the past year, the price-to-earnings ratio of the S&P 500 on 12-month forward earnings has increased from 15 to 17 times earnings per share. This level of valuation is consistent with earlier periods of moderate growth and low inflation, but leaves no cushion for earnings or inflation
disappointments.   After a prolonged period of underperformance, relative
valuations for small company stocks are becoming more attractive. However, we believe that caution should still be exercised since the small capitalization segment of the equity market has a relatively high exposure to cyclical industries and would be vulnerable to any combination of higher interest rates and slower profit growth.




KENT A. KELLEY, CFA, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

                               TABLE OF CONTENTS

                                                                          PAGE
------------------------------------------------------------------------------
  THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
  FOR VARIABLE ANNUITIES ...............................................   5

  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES ...  16

  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES ..  24

  THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES ..............  36

                                 THE TRAVELERS
                            TIMED GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is managed by the Travelers Investment Management Company ("TIMCO") to provide diversified exposure to the large company segment of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market timing moves. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account TGIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large company stocks.

For the year ended December 31, 1996, Account TGIS achieved a total return of 23.4%, before fees and expenses, outperforming the S&P 500 total return of 23.1%. Net of fees and expenses, Account TGIS's total return of 19.9% for the year equaled the average return of variable annuity stock accounts in the Lipper Growth & Income category.

During the second half of 1996, stock selection in the energy and producer durables sectors made the strongest positive contribution to Account TGIS's overall relative performance. In the energy sector, Account TGIS benefited from holdings in better performing stocks in the oilfield services group, such as Ensco International and Cooper Cameron. In the exploration and production group, an overweighted position in Anadarko Petroleum also helped performance. In the producer durables sector, our largest relative gain came from holdings in Harnischfeger, United Technologies and Honeywell. We lost ground relative to the benchmark in the technology and consumer staples sectors. In the technology sector, we were penalized by being underweight in a number of computer and networking stocks that moved up sharply after reporting surprisingly strong sales and earnings, including Compaq, Dell and 3COM. In the consumer staples sector, performance was hurt by our position in PepsiCo. which traded lower in reaction to weak international soft drink sales.

We continue to focus on stocks that exhibit improving earnings (primarily measured by changes in analysts' earnings estimates and the trend of recent earnings surprises), and which also trade at a reasonable price-to-earnings
ratios relative to expected earnings growth rates.   In the technology sector,
we have emphasized market leaders that are currently benefiting from strong pricing and product demand, such as Intel in the semiconductor group and Cisco in the client/server networking group. In the health care sector, we have an overweight in Bristol-Myers Squibb which has improved earnings momentum from its new drug therapy to combat high blood cholesterol. In the consumer sectors, we are focusing on a number of retailers that have good sales momentum and whose shares still trade at a reasonable multiple of earnings, such as The Gap and Borders Group. In financial services, we have overweighted positions in a number of banks and specialty insurance companies that combine above-average earnings growth and low relative valuations, including BankAmerica, Ambac and Transatlantic Holdings.


PORTFOLIO MANAGERS:  SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA -
                     KENT A. KELLEY, CFA



                                  [TIMCO LOGO]

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996




ASSETS:
   Investment securities, at market value (cost $156,639,025)........    $  187,539,883
   Cash..............................................................            26,054
   Receivables:
      Dividends......................................................           161,960
      Interest.......................................................               260
      Investment securities sold.....................................           600,257
      Purchase payments and transfers from other Travelers accounts..            24,942
   Other assets......................................................                34
                                                                         ---------------
       Total Assets..................................................       188,353,390
                                                                         ---------------
LIABILITIES:
   Payables:
      Investment securities purchased................................           604,174
      Contract surrenders and transfers to other Travelers accounts..         1,957,316
      Investment management and advisory fees........................             6,785
      Market timing fees.............................................            32,646
      Variation on futures margin....................................           708,205
   Accrued liabilities...............................................            26,113
                                                                         ---------------
       Total Liabilities..............................................        3,335,239
                                                                         ---------------
NET ASSETS:
   (Applicable to 68,111,142 units outstanding at $2.717 per unit)       $  185,018,151
                                                                         ===============

                       See Notes to Financial Statements

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Dividends...................................................       $    2,874,405
   Interest....................................................            1,854,957
                                                                      ---------------
       Total income............................................                         $   4,729,362

EXPENSES:
   Market timing fees..........................................            2,295,058
   Investment management and advisory fees.....................              596,659
   Insurance charges...........................................            2,295,058
                                                                      ---------------
       Total expenses..........................................                             5,186,775
                                                                                        --------------
          Net investment loss..................................                              (457,413)
                                                                                        --------------
REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
     INVESTMENT SECURITIES:
  Realized gain from investment security transactions:
       Proceeds from investment securities sold................          233,836,738
       Cost of investment securities sold......................          216,418,166
                                                                      ---------------
          Net realized gain....................................                            17,418,572

  Change in unrealized gain on investment securities:
       Unrealized gain at December 31, 1995....................           16,638,946
       Unrealized gain at December 31, 1996....................           30,900,858
                                                                      ---------------
          Net change in unrealized gain for the year...........                            14,261,912
                                                                                        --------------
             Net realized gain and change in unrealized gain...                            31,680,484
                                                                                        --------------
  Net increase in net assets resulting from operations.........                         $  31,223,071
                                                                                        ==============

                       See Notes to Financial Statements

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                                   1996               1995
                                                                                                   ----               ----
OPERATIONS:
   Net investment income (loss)................................................              $      (457,413)       $   1,892,738
   Net realized gain from investment security transactions.....................                   17,418,572           18,882,897
   Net change in unrealized gain on investment securities......................                   14,261,912           16,455,717
                                                                                              ---------------        -------------

      Net increase in net assets resulting from operations.....................                   31,223,071           37,231,352
                                                                                              ---------------        -------------


UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 3,669,841 and 4,557,812 units, respectively)..............                    8,913,140            9,246,578
   Participant transfers from other Travelers accounts
      (applicable to 997,173 and 263,610 units, respectively)..................                    2,447,373              530,000
   Market timing transfers from other Travelers timed accounts
      (applicable to 15,373,491 and 91,018,707 units, respectively)............                   41,324,850          182,133,693
   Administrative charges
      (applicable to 104,468 and 150,735 units, respectively)..................                     (270,930)            (325,636)
   Contract surrenders
      (applicable to 6,643,488 and 6,210,191 units, respectively)..............                  (16,458,034)         (12,733,388)
   Participant transfers to other Travelers accounts
      (applicable to 10,551,980 and 13,985,712 units, respectively)............                  (25,735,778)         (28,338,250)
   Market timing transfers to other Travelers timed accounts
      (applicable to 39,522,364 units).........................................                  (93,836,213)                   -
   Other payments to participants
      (applicable to 150,701 and 141,806 units, respectively)..................                     (357,201)            (290,911)
                                                                                              ---------------        -------------

      Net increase (decrease) in net assets resulting from unit transactions...                  (83,972,793)         150,222,086
                                                                                              ---------------        -------------

         Net increase (decrease) in net assets.................................                  (52,749,722)         187,453,438


NET ASSETS:
   Beginning of year...........................................................                  237,767,873           50,314,435
                                                                                              ---------------        -------------

   End of year.................................................................              $   185,018,151        $ 237,767,873
                                                                                              ===============        =============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Growth and Income Stock Account for Variable Annuities ("Account TGIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TGIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TGIS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TGIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account TGIS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TGIS enters into a futures contract, it agrees to buy or sell a specified index of stocks or debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account TGIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TGIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TGIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TGIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TGIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TGIS may sell the options before expiration. Options held by Account TGIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TGIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TGIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TGIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TGIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TGIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TGIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under the existing federal income tax law no taxes are payable on the investment income and capital gains of Account TGIS. Account TGIS is not taxed as "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1996, were $117,593,762 and $136,079,799, respectively. Realized gains and losses from investment transactions are reported on an identified cost basis.

    Account TGIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $39,297 and $13,231 for the years ended December 31, 1996 and 1995, respectively.

    At December 31, 1996, Account TGIS held 96 open S&P 500 Stock Index futures contracts expiring in March, 1997. The underlying face value, or notional value, of these contracts at December 31, 1996 amounted to $35,736,000. In connection with these contracts, short-term investments with a par value of $1,545,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $3,859,624 and $16,007,920 for the years ended December 31, 1996 and 1995, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1996, is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TGIS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TGIS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TGIS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TGIS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $161,380 and $143,108 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)





                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------------------
                                                          1996            1995             1994           1993              1992
                                                          ----            ----             ----           ----              ----
SELECTED PER UNIT DATA:
 Total investment income...........................  $    .061      $     .083        $    .064       $   .043        $     .046
 Operating expenses................................       .069            .057             .041           .042              .045
                                                     ----------     -----------       ----------      ---------       -----------

 Net investment income (loss)......................      (.008)           .026             .023           .001              .001

 Unit value at beginning of year...................      2.263           1.695            1.776          1.689             1.643
 Net realized and change in unrealized
   gains (losses)..................................       .462            .542            (.104)          .086              .045
                                                     ----------     -----------       ----------      ---------       -----------

 Unit value at end of year.........................  $   2.717      $    2.263        $   1.695       $  1.776        $    1.689
                                                     ==========     ===========       ==========      =========       ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.............  $     .45      $      .57        $   (.08)       $    .09        $      .05
 Ratio of operating expenses to average
   net assets*.....................................       2.82 %          2.82 %           2.82 %         2.82 %            2.82 %
 Ratio of net investment income (loss) to average
   net assets* ....................................      (.34) %          1.37 %           1.58 %          .08 %             .78 %
 Number of units outstanding at end of
   year (thousands)................................     68,111         105,044           29,692              -           217,428
 Portfolio turnover rate...........................         81 %            79 %             19 %           70 %             119 %
 Average commission rate paid+.....................  $    .046               -                -              -                 -

* Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996



                                                 NO. OF        MARKET
                                                 SHARES        VALUE
                                                -------    -------------
COMMON STOCKS (78.9%)
 AGRICULTURE (0.4%)
  Pioneer Hi Bred International                   9,900    $     693,000
                                                           -------------
 AMUSEMENTS (0.7%)
  Walt Disney Co.                                18,041        1,256,105
                                                           -------------
 BANKING (6.3%)
  Banc One Corp.                                 10,520          452,360
  Bank of Boston Corp.                           10,500          674,625
  BankAmerica Corp.                              15,000        1,496,250
  Barnett Banks Inc.                              5,100          209,737
  Chase Manhattan Corp.                          18,324        1,635,417
  Citicorp                                       19,700        2,029,100
  First Bank Systems, Inc.                        3,700          252,525
  First Chicago NBD                               8,600          462,250
  Golden West Financial Corp.                     7,000          441,875
  Mellon Bank Corp.                              11,900          844,900
  NationsBank Corp.                               8,700          850,425
  Northern Trust Corp.                           12,600          457,538
  Norwest Corp.                                  23,400        1,017,900
  SunTrust Banks, Inc.                            5,800          285,650
  Wells Fargo & Co.                               2,600          701,350
                                                           -------------
                                                              11,811,902
                                                           -------------
CHEMICALS, PHARMACEUTICALS AND
 ALLIED PRODUCTS (10.3%)
 Abbott Laboratories                             13,100          664,825
 American Home Products Corp.                    10,100          592,113
 Amgen (A)                                       14,400          783,900
 Bristol-Myers Squibb Co.                        18,900        2,055,375
 Colgate-Palmolive                                4,000          369,000
 Cytec Industries, Inc. (A)                      12,700          515,937
 E.I. Dupont de Nemours & Co.                    14,800        1,396,750
 Eli Lilly & Co.                                  9,200          671,600
 Johnson & Johnson                               42,600        2,119,350
 Merck & Co.                                     37,300        2,956,025
 Monsanto Co.                                    26,000        1,010,750
 Morton International                            14,100          574,575
 Pfizer, Inc.                                    16,800        1,392,300
 Procter & Gamble Co.                            18,700        2,010,250
 Schering-Plough Corp.                           16,400        1,061,900
 Union Carbide Corp.                             14,900          609,037
 Warner-Lambert Co.                               7,200          540,000
                                                           -------------
                                                              19,323,687
                                                           -------------
COMMUNICATION (5.4%)
 Ameritech Corp.                                 15,000          909,375
 AT&T Corp.                                      31,700        1,378,950
 Bell Atlantic Corp.                             11,900          770,525
 BellSouth Corp.                                 27,100        1,094,162
 Clear Channel Communications (A)                15,200          549,100
 GTE Corp.                                       22,600        1,028,300
 MCI Communications Corp.                        32,800        1,072,150
 NYNEX Corp.                                     11,900          572,687
 Pacific Telesis Group                            9,400          345,450
 Sprint Corp.                                     9,200          366,850
 SBC Communications, Inc.                        22,300        1,154,025
 TCI Satellite Entertainment (A)                 18,000          235,125
 Tele-Communications Inc. (A)                     1,800           17,888
 U.S. West Communications Group                   4,900          158,025
 WorldCom, Inc. (A)                              21,800          568,162
                                                           -------------
                                                              10,220,774
                                                           -------------
CONTRACTORS (0.6%)
 Fluor Corp.                                      8,800          552,200
 Halliburton Co.                                  9,800          590,450
                                                           -------------
                                                               1,142,650
                                                           -------------
ELECTRICAL AND
 ELECTRONIC MACHINERY (6.4%)
 Andrew Corp. (A)                                 8,850          469,603
 Atmel Corp. (A)                                 16,000          532,000
 Duracell International, Inc.                     7,400          517,075
 General Electric Corp.                          44,700        4,419,713
 Intel Corp.                                     25,200        3,299,625
 Motorola, Inc.                                  15,300          939,037
 Raychem Corp.                                    6,800          544,850
 Texas Instruments, Inc.                          4,700          299,625
 Time Warner, Inc.                               14,400          540,000
 U.S. Robotics, Inc. (A)                          7,100          511,644
                                                           -------------
                                                              12,073,172
                                                           -------------
FINANCE (2.6%)
 American Express Co.                            13,200          745,800
 Federal Home Loan Mortgage Corp.                 5,000          550,625
 Federal National Mortgage Association           29,700        1,106,325
 HFS Inc. (A)                                    12,800          764,800
 Household International                          7,100          654,975
 Merrill Lynch & Co.                              4,400          358,600
 Morgan Stanley Group, Inc.                       4,300          245,637
 Student Loan Marketing Association               5,000          465,625
                                                           -------------
                                                               4,892,387
                                                           -------------
FOOD (6.4%)
 Anheuser-Busch Cos.                             13,300          532,000
 Campbell Soup Co.                                2,900          232,725
 Coca-Cola Co.                                   64,700        3,404,837
 ConAgra, Inc.                                   20,100          999,975
 CPC International, Inc.                          9,300          720,750
 Dean Foods Co.                                  16,900          545,025
 General Mills, Inc.                              4,200          266,175
 PepsiCo, Inc.                                   41,900        1,225,575
 Philip Morris, Inc.                             26,000        2,928,250
 Sara Lee Corp.                                  13,000          484,250
 Unilever N.V.                                    3,700          648,425
                                                           -------------
                                                              11,987,987
                                                           -------------
FURNITURE AND FIXTURES (0.2%)
 Lear Corp. (A)                                  11,500          392,438
                                                           -------------
HOTELS & LODGING (0.3%)
 Hilton Hotels Corp.                             19,800          517,275
                                                           -------------
INSURANCE (3.5%)
 Allstate Corp.                                  11,938          690,912
 Ambac, Inc.                                     11,800          783,225
 American International Group                    12,650        1,369,363
 Chubb Corp.                                      9,900          532,125
 Cigna Corp.                                      5,200          710,450
 General Reinsurance Corp.                        2,100          331,275
 ITT Hartford Group, Inc.                        10,400          702,000
 MedPartners, Inc. (A)                           18,200          382,200
 SunAmerica, Inc.                                 9,900          439,313
 Transatlantic Holdings, Inc.                     7,800          627,900
                                                           -------------
                                                               6,568,763
                                                           -------------
LUMBER AND WOOD PRODUCTS (0.4%)
 Georgia-Pacific Corp.                            7,000          504,000
 Weyerhaeuser Co.                                 5,400          255,825
                                                           -------------
                                                                 759,825
                                                           -------------

                                                   NO. OF         MARKET
                                                   SHARES         VALUE
                                                  --------    -------------
MACHINERY (5.1%)
 Black & Decker Corp.                               18,600    $     560,325
 Caterpillar, Inc.                                   5,400          406,350
 Cisco Systems, Inc. (A)                            27,200        1,732,300
 Compaq Computer Corp. (A)                           7,800          579,150
 Deere & Co.                                        16,500          670,313
 Gateway 2000, Inc. (A)                              8,100          433,856
 Hewlett-Packard Co.                                26,800        1,346,700
 International Business Machines Corp.              13,800        2,083,800
 Lucent Technologies                                16,580          766,825
 Sun Microsystems (A)                               28,200          724,387
 3Com Corp. (A)                                      4,500          329,906
                                                              -------------
                                                                  9,633,912
                                                              -------------
METAL PRODUCTS (1.2%)
 Aluminum Co. of America                             7,200          459,000
 Gillette Co.                                       18,300        1,422,825
 Nucor Corp.                                         2,400          122,400
 USX-U.S. Steel Group                                7,300          229,038
                                                              -------------
                                                                  2,233,263
                                                              -------------
MINING (0.5%)
 Freeport-McMoRan Copper & Gold                     20,100          600,487
 Homestake Mining Co.                               25,900          369,075
                                                              -------------
                                                                    969,562
                                                              -------------
MISCELLANEOUS MANUFACTURING (1.9%)
 American Brands                                     4,500          223,312
 Eastman Kodak Co.                                   8,700          698,175
 Emerson Electric Co.                                5,900          570,825
 Guidant Corp.                                      10,000          570,000
 Honeywell, Inc.                                     9,700          637,775
 Medtronics, Inc.                                    6,500          442,000
 Xerox Corp.                                         8,200          431,525
                                                              -------------
                                                                  3,573,612
                                                              -------------
OIL & GAS (0.7%)
 Chesapeake Energy Corp. (A)                         8,300          461,688
 Louisiana Land & Exploration                        9,200          493,350
 Schlumberger Ltd.                                   4,000          399,500
                                                              -------------
                                                                  1,354,538
                                                              -------------
PAPER AND ALLIED PRODUCTS (0.7%)
 Kimberly Clark Corp.                                7,510          715,327
 Willamette Industries, Inc.                         8,300          577,888
                                                              -------------
                                                                  1,293,215
                                                              -------------
PETROLEUM REFINING AND
 RELATED INDUSTRIES (6.5%)
 Amerada Hess                                       10,300          596,113
 Amoco Corp.                                        12,900        1,038,450
 Ashland Oil, Inc.                                  11,600          508,950
 Atlantic Richfield Co.                              3,100          410,750
 Chevron Corp.                                      17,300        1,124,500
 Exxon Corp.                                        28,000        2,744,000
 Mobil Corp.                                        14,200        1,735,950
 Royal Dutch Petroleum Co.                          11,300        1,929,475
 Texaco, Inc.                                       14,700        1,442,437
 Unocal Corp.                                       16,000          650,000
                                                              -------------
                                                                 12,180,625
                                                              -------------
PRINTING, PUBLISHING AND
 ALLIED INDUSTRIES (0.7%)
 Gannet Co.                                          9,400          703,825
 New York Times Co.                                 14,200          539,600
                                                              -------------
                                                                  1,243,425
                                                              -------------
RETAIL (3.6%)
 American Stores                                    14,700          600,862
 Borders Group, Inc. (A)                            11,800          423,325
 Dollar General Corp.                               13,900          444,800
 Federated Department Stores, Inc. (A)              17,400          593,775
 Home Depot, Inc.                                   13,400          671,675
 Lowe's Cos.                                        16,200          575,100
 McDonalds Corp.                                    16,900          764,725
 Sears Roebuck & Co.                                10,100          465,863
 The GAP, Inc.                                      22,300          671,787
 Tiffany & Co.                                      12,500          457,813
 Wal-Mart Stores, Inc.                              46,600        1,065,975
                                                              -------------
                                                                  6,735,700
                                                              -------------
RUBBER AND PLASTIC PRODUCTS (1.2%)
 Armstrong World Industries                          7,200          500,400
 Illinois Tool Works                                 9,400          750,825
 Nike, Inc.                                         15,400          920,150
                                                              -------------
                                                                  2,171,375
                                                              -------------
SERVICES (4.2%)
 AccuStaff, Inc. (A)                                22,200          468,975
 Automatic Data Process                              8,300          355,863
 Columbia/HCA Healthcare Corp.                      17,750          723,312
 Computer Associates International                  16,600          825,850
 Corrections Corp. of America (A)                   14,400          441,000
 Equifax, Inc.                                       3,100           94,938
 First Data Corp.                                   11,800          430,700
 HBO & Co.                                          11,400          676,875
 Microsoft (A)                                      31,800        2,629,462
 Oracle Corp. (A)                                   17,200          717,025
 Vencor, Inc. (A)                                   13,800          436,425
                                                              -------------
                                                                  7,800,425
                                                              -------------
STONE, CLAY, GLASS, AND
 CONCRETE PRODUCTS (0.5%)
 Minnesota Mining & Manufacturing Co.               11,300          936,487
                                                              -------------
TEXTILE MILL PRODUCTS (0.3%)
 V.F. Corp                                           8,400          567,000
                                                              -------------
TRANSPORTATION (0.9%)
 Burlington Northern Santa Fe                        9,100          786,012
 Conrail, Inc.                                       2,124          211,604
 Continental Air, Inc. (A)                          16,100          454,825
 Union Pacific Corp.                                 5,700          342,713
                                                              -------------
                                                                  1,795,154
                                                              -------------
TRANSPORTATION MANUFACTURING (3.4%)
 Allied Signal, Inc.                                 7,400          495,800
 Boeing Co.                                         14,200        1,510,525
 Chrysler Corp.                                     25,700          848,100
 Ford Motor Co.                                     31,700        1,010,438
 General Motors Corp.                               18,500        1,031,375
 Lockheed Martin Corp.                               5,400          494,100
 United Technologies Corp.                          15,600        1,029,600
                                                              -------------
                                                                  6,419,938
                                                              -------------

                                                   NO. OF         MARKET
                                                   SHARES         VALUE
                                                  --------     ------------
UTILITIES (3.2%)
 AES Corp. (A)                                      12,000     $    558,000
 Allegheny Power Systems, Inc.                      14,000          425,250
 Baltimore Gas & Electric Co.                       14,300          382,525
 CalEnergy Co. (A)                                  14,600          490,925
 Columbia Gas Systems, Inc.                          8,600          547,175
 Consolidated Natural Gas Co.                       10,500          580,125
 CMS Energy Corp.                                    9,300          312,713
 Duke Power Co.                                      5,400          249,750
 Florida Power & Light Co.                           4,700          216,200
 Houston Industries                                  7,100          160,637
 Pacific Enterprises                                 6,000          182,250
 Sonat, Inc.                                        11,500          592,250
 Southern Co.                                       29,300          662,913
 Texas Utilities Co.                                16,400          668,300
                                                               ------------
                                                                  6,029,013
                                                               ------------
WHOLESALE TRADE (0.8%)
 Crane Co.                                          20,250          587,250
 Enron Corp.                                         6,800          293,250
 Grainger (W.W)                                      7,100          569,775
                                                               ------------
                                                                  1,450,275
                                                               ------------
  TOTAL COMMON STOCKS
   (COST $117,115,324)                                          148,027,484
                                                               ------------
                                                PRINCIPAL
                                                 AMOUNT
                                               -----------
SHORT-TERM INVESTMENTS (21.1%)
 COMMERCIAL PAPER (19.4%)
  Allied Signal, Inc.,
   5.53% due January 22, 1997                 $  1,000,000          996,521
  Allied Signal, Inc.,
   6.06% due January 2, 1997                     2,000,000        1,999,252
  BHP Finance (USA), Inc.,
   5.37% due January 15, 1997                    3,500,000        3,491,474
  Ciesco LP,
   5.47% due February 4, 1997                    3,000,000        2,984,016
  Ford Motor Credit Co.,
   5.36% due February 11, 1997                   3,500,000        3,477,722
  General Electric Capital Corp.,
   5.37% due January 23, 1997                    3,500,000        3,487,320
  Heinz H.J. Co.,
   5.43% due January 6, 1997                     3,500,000        3,496,237
  Household Finance Corp.,
   5.35% due January 8, 1997                     3,500,000        3,495,086
  Prudential Funding Corp.,
   5.36% due January 13, 1997                    3,500,000        3,492,440
  PACCAR Financial Corp.,
   5.40% due January 8, 1997                     2,500,000        2,496,490
  Raytheon Co.,
   5.37% due January 14, 1997                    2,500,000        2,494,253
  Raytheon Co.,
   5.50% due January 13, 1997                    1,000,000          997,840
  Xerox Corp.,
   5.39% due January 16, 1997                    3,500,000        3,490,942
                                                               ------------
                                                                 36,399,593
                                                               ------------
U.S. GOVERNMENT SECURITIES (0.8%)
  United States of America Treasury,
   5.25% due August 21, 1997 (B)                   100,000           96,740
  United States of America Treasury,
   5.29% due August 21, 1997 (B)                 1,400,000        1,354,363
  United States of America Treasury,
   5.29% due August 21, 1997 (B)                   100,000           96,703
                                                               ------------
                                                                  1,547,806
                                                               ------------
REPURCHASE AGREEMENTS (0.9%)
 Merrill Lynch Government Securities, Inc.,
  6.00% Repurchase Agreement
  dated December 31, 1996 due January 2,
  1997, collateralized by: United
  States of America Treasury, $1,450,000,
  7.875% due November 15, 2004                $  1,565,000     $  1,565,000
                                                               ------------
  TOTAL SHORT-TERM
   INVESTMENTS (COST $39,523,701)                                39,512,399
                                                               ------------
                                                NOTIONAL
                                                 VALUE
                                               -----------
FUTURES CONTRACTS (0.0%)
 S&P 500 Stock Index,
  Exp. March, 1997 (C)                         $35,736,000                -
                                                              -------------
  TOTAL INVESTMENTS (100%)
   (COST $156,639,025) (D)                                    $ 187,539,883
                                                              =============



NOTES

(A)  Non-income Producing Security.

(B) Par value of $1,545,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account TGIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TGIS uses futures contracts as a substitute for holding individual securities.

(D) At December 31, 1996, net unrealized appreciation for all securities was $30,900,858. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $31,695,186 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $794,328.




                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Timed Growth and Income Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Growth and Income Stock Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Growth and Income Stock Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                                TIMED SHORT-TERM
                                  BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The year 1996 started out with investor concerns about a possible recession, and the market timing strategy was to hold no securities for The Travelers Timed Short-Term Bond Account for Variable Annuities. The market expected the Federal Reserve Board ("Fed") to cut interest rates significantly and in January there was a 0.25% reduction to 5.25%. However, strong employment growth in the first and second quarters shifted concerns from recession to inflation. Due to mixed economic data for the balance of 1996, the Fed maintained a steady course and inacted no other rate changes.

A "Do Not Disturb" sign hung over the financial markets for most of the fourth quarter. The federal funds rate remained unchanged at 5.25% and for most of the quarter economic data exhibited modest growth and subdued inflation. Long-term bond yields started the quarter at 6.97% and ended the quarter at 6.64%. However the January, 1997 release of December, 1996 employment data reflected the creation of 262,000 new jobs which was significantly above estimates, an increase in the average work week and the average hours worked index increased 0.9% created further inflation concerns.

Our expectation is for the Fed to continue to stifle any potential increase in inflation and if economic data continues to reflect above average growth the Fed will take action and increase the federal funds rate.

In light of this, the strategy in the management of The Travelers Timed Short-Term Bond Account for Variable Annuities' short-term assets will be to maintain maturities in the 30 to 60 day range. At year end the asset size of the portfolio was $74.5 million, with an average yield of 5.51% and an average life of 31.1 days.

PORTFOLIO MANAGER: EMIL J. MOLINARO JR.


                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996



ASSETS:
   Investment securities, at market value (cost $74,461,534).........      $  74,451,200
   Cash..............................................................                276
   Receivables:
      Interest.......................................................            320,076
      Purchase payments and transfers from other Travelers accounts..             13,753
                                                                           --------------

         Total Assets................................................         74,785,305
                                                                           --------------


LIABILITIES:
   Payables:
      Contract surrenders and transfers to other Travelers accounts..            484,930
      Investment management and advisory fees........................              2,660
      Market timing fees.............................................             12,798
   Accrued liabilities...............................................             10,239
                                                                           --------------

         Total Liabilities...........................................            510,627
                                                                           --------------


NET ASSETS:
   (Applicable to 54,565,187 units outstanding at $1.361 per unit)         $  74,274,678
                                                                           ==============


                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Interest...............................................                                         $   4,437,534


EXPENSES:
   Market timing fees.....................................                   $ 1,028,875
   Investment management and advisory fees................                       267,590
   Insurance charges......................................                     1,028,875
                                                                             ------------
      Total expenses......................................                                             2,325,340
                                                                                                   --------------
         Net investment income............................                                             2,112,194
                                                                                                   --------------


REALIZED GAIN AND CHANGE IN UNREALIZED LOSS ON
     INVESTMENT SECURITIES:
   Realized gain from investment security transactions:
      Proceeds from investment securities sold............                    71,795,133
      Cost of investment securities sold..................                    71,775,170
                                                                             ------------
         Net realized gain................................                                                19,963
   Change in unrealized loss on investment securities:
      Unrealized loss at December 31, 1995................                             -
      Unrealized loss at December 31, 1996................                       (10,334)
                                                                             ------------

       Net change in unrealized loss for the year.........                                               (10,334)
                                                                                                   --------------
        Net realized gain and change in unrealized loss...                                                 9,629
                                                                                                   --------------

Net increase in net assets resulting from operations                                               $   2,121,823
                                                                                                   ==============

                       See Notes to Financial Statements

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                       1996               1995
                                                                                       ----               ----

OPERATIONS:
   Net investment income....................................................    $     2,112,194    $      4,324,539
   Net realized gain from investment security transactions..................             19,963              66,052
   Net change in unrealized loss on investment securities...................            (10,334)            255,618
                                                                                ----------------   -----------------
      Net increase in net assets resulting from operations..................          2,121,823           4,646,209
                                                                                ----------------   -----------------
UNIT TRANSACTIONS:
   Participant purchase payments
      (applicable to 3,580,147 and 10,737,861 units, respectively)..........          4,822,829          14,027,260
   Participant transfers from other Travelers accounts
      (applicable to 805,634 and 837,920 units, respectively)...............          1,084,231           1,093,151
   Market timing transfers from other Travelers timed accounts
      (applicable to 127,845,161 and 12,166,043 units, respectively)........        171,245,508          16,038,495
   Administrative charges
      (applicable to 85,517 and 101,958 units, respectively)................           (115,494)           (133,957)
   Contract surrenders
      (applicable to 4,878,210 and 8,137,104 units, respectively)...........         (6,581,955)        (10,638,375)
   Participant transfers to other Travelers accounts
      (applicable to 10,743,375 and 25,776,691 units, respectively).........        (14,473,627)        (33,660,474)
   Market timing transfers to other Travelers timed accounts
      (applicable to 61,747,981 and 206,198,047 units, respectively)........        (83,544,949)       (271,166,611)
   Other payments to participants
      (applicable to 210,672 and 241,181 units, respectively)...............           (283,688)           (315,041)
                                                                                ----------------   -----------------
      Net increase (decrease) in net assets resulting from unit transactions         72,152,855        (284,755,552)
                                                                                ----------------   -----------------
         Net increase (decrease) in net assets..............................         74,274,678        (280,109,343)


NET ASSETS:
   Beginning of year........................................................                  -         280,109,343
                                                                                ----------------   -----------------

   End of year..............................................................    $    74,274,678    $              -
                                                                                ================   =================


                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Short-Term Bond Account for Variable Annuities ("Account TSB"), is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TSB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TSB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TSB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities, using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    REPURCHASE AGREEMENTS. When Account TSB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TSB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TSB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TSB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TSB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TSB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TSB. Account TSB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    Realized gains and losses from security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account TSB's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TSB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TSB.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TSB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $72,688 and $143,893 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)




                                                                     FOR THE YEARS ENDED DECEMBER 31,
                                               ----------------------------------------------------------------------------------
                                                    1996              1995             1994               1993              1992
                                                    ----              ----             ----              -----              ----
SELECTED PER UNIT DATA:
  Total investment income..................    $    .057       $      .074       $     .055        $      .041       $      .054
  Operating expenses.......................         .030              .035             .036               .037              .041
                                               ----------      ------------      -----------       ------------      ------------

  Net investment income....................         .027              .039             .019               .004              .013

  Unit value at beginning of year..........        1.333             1.292            1.275              1.271             1.258
  Net realized and change in unrealized
    gains (losses)*........................         .001              .002            (.002)                 -                 -
                                               ----------      ------------      -----------       ------------      ------------
Unit value at end of year..................    $   1.361       $     1.333       $    1.292        $     1.275       $     1.271
                                               ==========      ============      ===========       ============      ============

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
  Net increase in unit value...............    $     .03       $       .04       $      .02        $         -       $       .01
  Ratio of operating expenses to average
    net assets**...........................         2.82 %            2.82 %           2.82 %             2.82 %            2.82 %
  Ratio of net investment income to average
    net assets**...........................         2.47 %            3.17 %           1.45 %              .39 %            1.12 %
  Number of units outstanding at end of
    year (thousands).......................       54,565                 -          216,713            353,374           173,359


* Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

**   Annualized.

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996


                                                    PRINCIPAL         MARKET
                                                     AMOUNT           VALUE
                                                  ------------    -------------
SHORT-TERM INVESTMENTS (100%)

 COMMERCIAL PAPER (94.8%)
  Allied Signal, Inc.,
   6.06% due January 2, 1997                      $  2,000,000    $   1,999,252
  Bankers Trust NY Corp.,
   5.55% due February 19, 1997                       3,000,000        2,977,389
  BHP Finance (USA), Inc.,
   5.39% due February 5, 1997                        5,000,000        4,972,615
  Citicorp,
   5.79% due March 10, 1997                            540,000          543,303
  Dillard Investment Co., Inc.,
   5.54% due January 10, 1997                        2,000,000        1,996,566
  General Electric Capital Corp.,
   5.34% due January 14, 1997                        5,000,000        4,988,505
  General Motors Acceptance Corp.,
   5.73% due January 27, 1997                        2,000,000        2,002,542
  Heinz H.J. Co.,
   5.42% due January 23, 1997                        2,185,000        2,177,084
  Heinz H.J. Co.,
   5.54% due January 30, 1997                        3,000,000        2,986,209
  Household Finance Corp.,
   5.35% due January 7, 1997                         5,000,000        4,993,795
  National Rural Utilities Coop. Fin. Corp.,
   5.39% due January 16, 1997                        5,000,000        4,987,060
  PacifiCorp,
   5.44% due January 28, 1997                        3,500,000        3,484,862
  PacifiCorp,
   5.61% due January 27, 1997                        3,000,000        3,003,813
  Penney JC Funding Corp.,
   5.74% due October 15, 1997                        2,000,000        2,064,970
  Prudential Funding Corp.,
   5.35% due January 6, 1997                         5,000,000        4,994,625
  Schering Corp.,
   5.52% due February 11, 1997                       7,000,000        6,955,445
  Southern California Edison Co.,
   5.67% due January 15, 1997                        4,500,000        4,501,085
  Transamerica Financial Corp.,
   5.53% due February 18, 1997                       5,000,000        4,963,040
  Wachovia Bank of NC NA,
   5.49% due January 3, 1997                         5,000,000        5,000,000
  Wachovia Bank of NC NA,
   5.69% due April 14, 1997                          1,000,000        1,000,040
                                                                  -------------
                                                                     70,592,200
                                                                  -------------
REPURCHASE AGREEMENTS (5.2%)
 Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due January 2,
   1997, collateralized by: United
   States of America Treasury, $3,570,000,
   7.875% due November 15, 2004                      3,859,000        3,859,000
                                                                  -------------


  TOTAL INVESTMENTS (100%)
   (COST $74,461,534)                                             $  74,451,200
                                                                  =============




                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Timed Short-Term Bond Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Short-Term Bond Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Short-Term Bond Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                                TIMED AGGRESSIVE
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is managed by the Travelers Investment Management Company (TIMCO) to provide diversified exposure to the mid- and small-capitalization sector of the U.S. equity market, while maintaining a highly marketable portfolio of common stocks and related financial instruments in order to accommodate cash flows associated with market timing moves. Stock selection is based on a disciplined quantitative screening process which favors companies that achieve earnings growth above consensus expectations and whose stocks offer attractive relative value. In order to achieve consistent relative performance, we manage Account TAS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 400 Stock Index ("S&P 400"). The S&P 400 is a value-weighted index comprised of mid- and small-company stocks.

For the year ended December 31, 1996, Account TAS achieved a total return of 19.7%, before fees and expenses, comparing favorably to the 19.2% total return of the S&P 400. Net of fees and expenses, Account TAS's total return of 16.9% for the year was well ahead of the 14.0% average return achieved by variable annuity stock funds in the Lipper Capital Appreciation Category.

During the first half of the year, stock selection in the finance and health care sectors made the strongest positive contribution to Account TAS's overall relative performance. In the financial services sector, Account TAS benefited from overweighted positions in a number of better performing banks, including Star Banc, City National and Signet. We were also helped by our holdings in SunAmerica and the ITT Hartford Group. In the health care sector, our biggest relative performance gains came from positions in U.S. Surgical and Guidant in the medical devices group. We lost ground to the benchmark in the technology and producer durables sectors. In the technology sector, we were hurt by weakness in the shares of Structural Dynamics, a developer of computer-aided manufacturing software which announced disappointing earnings in the third quarter, and by the selloff in the shares of Auspex Systems, a manufacturer of high-end network servers, whose earnings fell short of analysts' expectation. Performance was also penalized by our position in America Online which traded lower over concerns about price competition among providers of online services.

We continue to focus on stocks that exhibit improving earnings (primarily measured by changes in analysts' earnings estimates and the trend of recent earnings surprises), and which also trade at a reasonable price-to-earnings
ratios relative to expected earnings growth rates.   In the technology sector,
we have emphasized market leaders that are currently benefiting from strong pricing and product demand, such as Parametric Technology, the largest developer of computer-aided design software. In the consumer sectors, we are focusing on a number of retailers that have good sales momentum and whose shares still trade at a reasonable multiple of earnings, such as Lands' End and Tiffany. In financial services, we have overweighted positions in a number of specialty finance and insurance companies that combine above-average earnings growth and low relative valuations, including Capital One Financial and Transatlantic Holdings.

PORTFOLIO MANAGERS:  SANDIP A. BHAGAT, CFA - JACOB E. HURWITZ, CFA -
                     KENT A. KELLEY, CFA



                                  [TIMCO LOGO]

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996



ASSETS:
   Investment securities, at market value (cost $68,942,305)..................    $  78,407,136
   Cash.......................................................................           13,467
   Receivables:
      Dividends...............................................................           38,835
      Interest................................................................               92
      Investment securities sold..............................................          951,851
      Purchase payments and transfers from other Travelers accounts...........           25,129
   Other assets...............................................................               89
                                                                                  --------------

          Total Assets........................................................       79,436,599
                                                                                  --------------

LIABILITIES:
   Payables:
      Investment securities purchased.........................................          210,818
      Contract surrenders and transfers to other Travelers accounts...........              297
      Investment management and advisory fees.................................            3,032
      Market timing fees......................................................           13,528
      Variation on futures margin.............................................           79,650
   Accrued liabilities........................................................           10,829
                                                                                  --------------

         Total Liabilities....................................................          318,154
                                                                                  --------------
NET ASSETS:
   (Applicable to 30,167,498 units outstanding at $2.623 per unit)............    $  79,118,445
                                                                                  ==============


                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
   Dividends...............................................    $      940,457
   Interest................................................           424,278
                                                               ---------------
       Total income........................................                      $   1,364,735

EXPENSES:
   Market timing fees......................................           981,119
   Investment management and advisory fees.................           259,403
   Insurance charges.......................................           981,119
                                                               ---------------
       Total expenses......................................                          2,221,641
                                                                                 --------------
           Net investment loss.............................                           (856,906)
                                                                                 --------------


REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
     INVESTMENT SECURITIES:
   Realized gain from investment security transactions:
       Proceeds from investment securities sold............       113,672,291
       Cost of investment securities sold..................       101,142,690
                                                               ---------------
          Net realized gain................................                         12,529,601

   Change in unrealized gain on investment securities:
       Unrealized gain at December 31, 1995................         9,705,884
       Unrealized gain at December 31, 1996................         9,464,831
                                                               ---------------
          Net change in unrealized gain for the year.......                           (241,053)
                                                                                 --------------
             Net realized gain and change in unrealized
               gain........................................                         12,288,548
                                                                                 --------------
   Net increase in net assets resulting from operations....                      $  11,431,642
                                                                                 ==============


                       See Notes to Financial Statements

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                     1996               1995
                                                                                     ----               ----

OPERATIONS:
  Net investment loss......................................................     $     (856,906)    $     (493,951)
  Net realized gain from investment security transactions..................         12,529,601          8,400,359
  Net change in unrealized gain on investment securities...................           (241,053)         8,751,047
                                                                                ---------------    ---------------

     Net increase in net assets resulting from operations..................         11,431,642         16,657,455
                                                                                ---------------    ---------------

UNIT TRANSACTIONS:
  Participant purchase payments
     (applicable to 3,129,051 and 4,530,704 units, respectively)...........          7,526,237          9,157,753
  Participant transfers from other Travelers accounts
     (applicable to 278,752 and 352,561 units, respectively)...............            669,093            701,109
  Market timing transfers from other Travelers timed accounts
     (applicable to 6,967,148 and 27,252,603 units, respectively)..........         18,098,875         57,070,717
  Administrative charges
     (applicable to 54,428 and 80,867 units, respectively).................           (138,199)          (173,519)
  Contract surrenders
     (applicable to 1,838,951 and 1,614,811 units, respectively)...........         (4,446,573)        (3,295,917)
  Participant transfers to other Travelers accounts
     (applicable to 6,716,867 and 9,931,060 units, respectively)...........        (16,166,563)       (20,145,243)
  Market timing transfers to other Travelers timed accounts
     (applicable to 17,104,352 units)......................................        (40,404,417)                 -
  Other payments to participants
     (applicable to 68,124 and 43,168 units, respectively).................           (171,099)           (82,155)
                                                                                ---------------    ---------------

     Net increase (decrease) in net assets resulting from unit transactions        (35,032,646)        43,232,745
                                                                                ---------------    ---------------

        Net increase (decrease) in net assets..............................        (23,601,004)        59,890,200


NET ASSETS:
  Beginning of year........................................................        102,719,449         42,829,249
                                                                                ---------------    ---------------

  End of year..............................................................     $   79,118,445     $  102,719,449
                                                                                ===============    ===============

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Aggressive Stock Account for Variable Annuities ("Account TAS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TAS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TAS have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timers.

    The following is a summary of significant accounting policies consistently followed by Account TAS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account TAS may use stock index futures contracts, and may also use interest rate futures contracts, as a substitute for the purchase or sale of individual securities. When Account TAS enters into a futures contract, it agrees to buy or sell a specified index of stocks, or debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TAS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TAS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TAS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TAS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes or debt securities associated with the futures contract.

    OPTIONS. Account TAS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account TAS may sell the options before expiration. Options held by Account TAS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account TAS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TAS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TAS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TAS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TAS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TAS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TAS. Account TAS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 1996, were $70,037,071 and $98,021,716, respectively. Realized gains and losses from investments transactions are reported on an identified cost basis.

    Account TAS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $20,390 and $8,758 for the years ended December 31, 1996 and 1995, respectively.

    At December 31, 1996, Account TAS held 118 open S&P 400 MidCap Index futures contracts expiring in March, 1997. The underlying face value, or notional value, of these contracts at December 31, 1996, amounted to $15,139,400. In connection with these contracts, short-term investments with a par value of $450,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $1,080,235 and $1,364,329 for the years ended December 31, 1996 and 1995, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for December 31, 1996, is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Effective May 1, 1996, investment management and advisory fees are calculated daily at an annual rate of 0.35% of Account TAS's average net assets. Prior to May 1, 1996, investment management and advisory fees were calculated daily at annual rates which started at 0.50% and decreased, as net assets increased, to 0.15% of Account TAS's average net assets. These fees are paid to The Travelers Investment Management Company, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TAS is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TAS.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TAS on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $77,439 and $80,832 of contingent deferred sales charges for the the years ended December 31, 1996 and 1995, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)




                                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------------
                                                              1996            1995            1994            1993          1992
                                                              ----            ----            ----            ----          ----
SELECTED PER UNIT DATA:
 Total investment income...............................   $   .041       $    .042       $    .036       $    .037     $    .041
 Operating expenses....................................       .069            .057            .049            .048          .043
                                                          ---------      ----------      ----------      ----------    ----------

 Net investment loss...................................      (.028)          (.015)          (.013)          (.011)        (.002)

 Unit value at beginning of year.......................      2.253           1.706           1.838           1.624         1.495
 Net realized and change in unrealized gains (losses)..       .398            .562           (.119)           .225          .131
                                                          ---------      ----------      ----------      ----------    ----------

 Unit value at end of year.............................   $  2.623       $   2.253       $   1.706       $   1.838     $   1.624
                                                          =========      ==========      ==========      ==========    ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................   $    .37       $     .55       $   (.13)       $     .21     $     .13
 Ratio of operating expenses to average net assets*....       2.84 %          2.83 %          2.80 %          2.82 %        2.93 %
 Ratio of net investment loss to average net assets*...     (1.13) %         (.74) %         (.72) %         (.80) %       (.12) %
 Number of units outstanding at end of year (thousands)     30,167          45,575          25,109          43,059        20,225
 Portfolio turnover rate...............................         98 %           113 %           142 %            71 %         269 %
 Average commission rate paid+.........................   $   .047               -               -               -             -

* Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 1996


                                        NO. OF        MARKET
                                        SHARES        VALUE
                                        ------    ------------
COMMON STOCKS (80.6%)

 AMUSEMENTS (1.0%)
  Circus Circus Enterprises, Inc. (A)    8,900    $    305,937
  Mirage Resorts, Inc. (A)              22,500         486,562
                                                  ------------
                                                       792,499
                                                  ------------
 BANKING (6.6%)
  City National Corp.                   17,400         376,275
  Crestar Financial Corp.                4,000         297,500
  First of America Bank Corp.            5,800         348,725
  First Tennesse National Corp.         11,300         423,044
  Firstar Corp.                          3,600         189,000
  Marshall & Ilsley Corp.                8,600         298,850
  Mercantile Bancorp, Inc.               3,700         190,088
  Mercantile Bankshares Corp.           10,100         321,937
  Northern Trust Corp.                  15,600         566,475
  Regions Financial Corp.                5,800         299,787
  Signet Banking Corp.                   6,200         190,650
  SouthTrust Corp.                      14,200         495,225
  State Street Boston Corp.              8,500         548,250
  Summit Bancorp                         9,200         402,500
  Union Planters Corp.                   4,900         191,100
                                                  ------------
                                                     5,139,406
                                                  ------------
 CHEMICALS, PHARMACEUTICALS AND
  ALLIED PRODUCTS (5.4%)
  Biogen, Inc. (A)                       3,400         131,325
  Cabot Corp.                           12,700         319,088
  Centocor, Inc. (A)                    11,200         401,100
  Chiron Corp. (A)                      15,868         294,550
  Cytec Industries, Inc. (A)             7,000         284,375
  Genzyme Corp. (A)                      6,500         141,781
  Georgia Gulf Corp.                     2,800          75,250
  Interprov Steel & Pipeline Light      18,200         222,950
  IMC Global, Inc.                      13,000         508,625
  Lubrizol Corp.                         6,200         192,200
  Morton International, Inc.             4,500         183,375
  Mylan Labs, Inc.                      12,700         212,725
  Olin Corp.                             9,600         361,200
  Praxair, Inc.                          5,800         267,525
  Watson Pharmaceuticals, Inc. (A)      11,100         498,806
  Witco Chemical Corp.                   5,400         164,700
                                                  ------------
                                                     4,259,575
                                                  ------------
 COMMUNICATION (1.9%)
  Century Telephone Enterprises         11,200         345,800
  Echelon International Corp. (A)          613           9,583
  Emmis Broadcasting Corp. (A)           4,100         132,738
  Frontier Corp.                        16,600         375,575
  Nextel Communications (A)             20,400         266,475
  Southern New England Telephone         5,600         217,700
  Telephone & Data Systems, Inc.         4,200         152,250
                                                  ------------
                                                     1,500,121
                                                  ------------
 CONTRACTORS (0.8%)
  Fluor Corp.                            2,600         163,150
  Halliburton Co.                        3,300         198,825
  Jacobs Engineering Group, Inc. (A)    10,600         250,425
                                                  ------------
                                                       612,400
                                                  ------------
 ELECTRICAL AND
  ELECTRONIC MACHINERY (6.2%)
  ADC Telecommunications, Inc. (A)      17,500    $    544,688
  Altera Corp. (A)                       3,000         218,062
  American Power Conversion (A)          1,800          49,163
  Analog Devices, Inc. (A)              11,775         398,878
  Andrew Corp. (A)                       3,250         172,453
  Atmel Corp. (A)                       16,600         551,950
  Duracell International, Inc.           2,900         202,638
  Emcor Group, Inc. (A)(B)(C)              154               -
  Hubbell, Inc.                          6,000         259,500
  International Rectifier Corp. (A)     13,800         210,450
  KEMET Corp. (A)                       10,800         249,075
  Linear Technology Corp.                6,500         285,188
  Maxim Integrated Products (A)          5,900         255,544
  Molex, Inc.                            4,500         176,063
  Raychem Corp.                          2,500         200,312
  Solectron Corp. (A)                    1,700          90,737
  U. S. Robotics, Inc. (A)              10,900         785,481
  Xilinx, Inc. (A)                       6,300         231,919
                                                  ------------
                                                     4,882,101
                                                  ------------
 FINANCE (2.3%)
  Bear Stearns Cos.                      5,535         154,288
  Charles Schwab Corp.                  15,900         508,800
  Franklin Resources, Inc.               3,900         266,662
  HFS Inc. (A)                           4,000         239,000
  Lehman Brothers Holding, Inc.          6,900         216,488
  Paine Webber Group                     8,500         239,062
  Student Loan Marketing Association     2,100         195,563
                                                  ------------
                                                     1,819,863
                                                  ------------
 FOOD (3.1%)
  Coca-Cola Enterprises, Inc.           15,600         756,600
  Dean Foods Co.                        10,900         351,525
  Dole Food Co.                         13,000         440,375
  Interstate Bakeries Corp.              4,400         216,150
  McCormick & Co.                        7,400         174,362
  Tyson Foods, Inc.                     14,100         482,925
                                                  ------------
                                                     2,421,937
                                                  ------------
 FURNITURE AND FIXTURES (1.1%)
  Lear Corp. (A)                         5,800         197,925
  Leggett & Platt, Inc.                  8,300         287,388
  Miller (Herman), Inc.                  6,500         366,844
                                                  ------------
                                                       852,157
                                                  ------------
 HOTELS & LODGING (0.2%)
  Hilton Hotels Corp.                    6,200         161,975
                                                  ------------
 INSURANCE (5.1%)
  AMBAC, Inc.                            4,900         325,238
  AFLAC, Inc.                            7,150         305,662
  Everest Reinsurance Holdings           6,900         198,375
  Foundation Health Corp. (A)            5,000         158,750
  HealthCare COMPARE (A)                 9,700         412,250
  ITT Hartford Group, Inc.               3,900         263,250
  MedPartners, Inc. (A)                 10,100         212,100
  PacifiCare Health Systems (A)          2,800         238,350
  Progressive Corp., Ohio                7,000         471,625
  PMI Group, Inc.                        3,500         193,812
  SunAmerica, Inc.                      14,800         656,750
  Transatlantic Holdings, Inc.           5,400         434,700
  Zurich Reinsurance Centre Holdings     5,000         156,250
                                                  ------------
                                                     4,027,112
                                                  ------------

                                          NO. OF        MARKET
                                          SHARES        VALUE
                                          ------    ------------
 LUMBER AND WOOD PRODUCTS (0.2%)
  Clayton Homes, Inc.                     10,750    $    145,125
  Deltic Timber (A)                        1,200          25,950
                                                    ------------
                                                         171,075
                                                    ------------
 MACHINERY (3.2%)
  Ascend Communications, Inc. (A)          2,800         173,950
  Auspex Systems, Inc. (A)                20,700         243,225
  Cabletron System, Inc. (A)               4,600         152,950
  Diebold, Inc.                            4,100         257,788
  Duriron, Inc.                            9,000         243,000
  Encad, Inc. (A)                          4,000         164,000
  Gateway 2000, Inc. (A)                   4,500         241,031
  JLG Industries, Inc.                     9,300         148,800
  Lam Research Corp. (A)                   6,400         180,000
  Storage Tech Corp. (A)                   5,400         257,175
  York International, Inc.                 7,500         419,062
                                                    ------------
                                                       2,480,981
                                                    ------------
 METAL PRODUCTS (1.2%)
  Alumax, Inc. (A)                         5,100         170,212
  Bethlehem Steel Corp. (A)               10,900          98,100
  Danaher Corp.                           10,000         466,250
  USX-U.S. Steel Group                     5,700         178,838
                                                    ------------
                                                         913,400
                                                    ------------
 MINING (0.2%)
  Homestake Mining Co.                    10,000         142,500
                                                    ------------

 MISCELLANEOUS MANUFACTURING (2.2%)
  Callaway Golf Co.                       15,900         457,125
  International Game Technology            6,000         109,500
  Litton Industries (A)                    4,900         233,363
  Stryker Corp.                            9,500         284,406
  Tencor Instruments (A)                   9,600         253,800
  United States Surgical Corp.             4,700         185,062
  VISX, Inc. (A)                           9,300         207,506
                                                    ------------
                                                       1,730,762
                                                    ------------
 OIL & GAS (3.3%)
  Anadarko Petroleum Corp.                 8,500         550,375
  Apache Corp.                             7,900         279,463
  Chesapeake Energy Corp. (A)              3,700         205,812
  Ensco International, Inc. (A)            6,900         334,650
  Global Marine, Inc. (A)                 15,700         323,813
  Noble Affiliates, Inc.                   4,700         225,012
  Noble Drilling Corp. (A)                10,500         208,688
  Transocean Offshore, Inc.                4,700         294,337
  Weatherford Enterra, Inc. (A)            5,000         150,000
                                                    ------------
                                                       2,572,150
                                                    ------------
 PAPER AND ALLIED PRODUCTS (1.1%)
  Boise Cascade Corp.                      4,800         152,400
  Bowater, Inc.                            4,000         150,500
  James River Corp.                        4,700         155,687
  Mead Corp.                               3,400         197,625
  Willamette Industries, Inc.              2,600         181,025
                                                    ------------
                                                         837,237
                                                    ------------
 PETROLEUM REFINING AND
  RELATED INDUSTRIES (1.2%)
  Ashland Oil, Inc.                        5,600         245,700
  Kerr McGee Corp.                         2,900         208,800
  Lyondell Petrochemical                   3,700          81,400
  Murphy Oil Corp.                         4,200         207,675
  Tosco Corp.                              2,500         197,813
                                                    ------------
                                                         941,388
                                                    ------------
 PRINTING, PUBLISHING AND
  ALLIED INDUSTRIES (1.4%)
  A.H. Belo Corp.                          9,200    $    320,850
  Scholastic Corp. (A)                     3,000         200,625
  Tribune Co.                              2,400         189,300
  Washington Post Co.                      1,200         402,150
                                                    ------------
                                                       1,112,925
                                                    ------------
 RETAIL (6.8%)
  Bed Bath & Beyond, Inc. (A)             16,200         393,862
  Borders Group, Inc. (A)                  4,500         161,438
  Boston Chicken, Inc. (A)                 5,700         204,487
  Claire's Stores, Inc.                   26,200         340,600
  Dollar General Corp.                    12,700         406,400
  Federated Department Stores, Inc. (A)    5,100         174,037
  General Nutrition Cos. (A)              11,800         200,600
  Home Shopping Network, Inc. (A)         11,205         264,718
  Kohls Corp. (A)                          6,800         266,900
  Lands' End, Inc. (A)                    11,500         304,750
  Mens Wearhouse, Inc. (A)                 7,900         192,069
  Office Depot, Inc. (A)                   8,100         143,775
  OfficeMax, Inc. (A)                     22,800         242,250
  Outback Steakhouse, Inc. (A)            11,100         295,538
  Revco D.S., Inc. (A)                     6,500         240,500
  Safeway, Inc. (A)                        4,800         205,200
  Staples, Inc. (A)                       32,075         579,355
  Tiffany & Co.                           10,400         380,900
  Viking Office Products, Inc. (A)         4,000         106,750
  Vons Cos. (A)                            4,200         251,475
                                                    ------------
                                                       5,355,604
                                                    ------------
 RUBBER AND PLASTIC PRODUCTS (1.2%)
  Armstrong World Industries               2,800         194,600
  Cooper Tire & Rubber                     8,200         161,950
  Sealed Air Corp. (A)                     9,200         382,950
  Tupperware Corp.                         3,200         171,600
                                                    ------------
                                                         911,100
                                                    ------------
 SERVICES (7.6%)
  AccuStaff, Inc. (A)                     12,300         259,838
  Adobe Systems, Inc.                      7,300         273,294
  America Online, Inc. (A)                 4,300         142,975
  Apria Healthcare Group, Inc. (A)         4,800          90,000
  BMC Software, Inc. (A)                  10,000         415,625
  Cadence Design System, Inc. (A)         12,525         497,869
  Compuware Corporation (A)                3,700         185,462
  Corrections Corp. of America (A)         8,100         248,063
  Electronic Arts (A)                      4,900         146,694
  Equifax, Inc.                            8,500         260,312
  Gartner Group, Inc. (A)                  3,600         140,175
  HBO & Co.                                4,600         273,125
  HEALTHSOUTH Rehabilitation (A)          14,000         540,750
  Manpower, Inc.                           7,600         247,000
  McAfee Associates, Inc. (A)              4,100         179,631
  Olsten Corp.                             6,400          96,800
  Omnicom Group, Inc.                      5,700         260,775
  Parametric Technology Co. (A)           16,500         848,719
  Paychex, Inc.                            5,350         275,191
  Structural Dynamic Resources (A)        10,000         198,125
  Transitional Hospital Corp. (A)            450           4,331
  Vencor, Inc. (A)                        12,500         395,312
                                                    ------------
                                                       5,980,066
                                                    ------------
 STONE, CLAY, GLASS, AND
  CONCRETE PRODUCTS (0.2%)
  Owens Corning Fiberglass                 4,300         183,288
                                                    ------------

                                                     NO. OF         MARKET
                                                     SHARES         VALUE
                                                     -------   --------------
 TEXTILE MILL PRODUCTS (0.7%)
  Jones Apparel Group, Inc. (A)                        5,700    $     213,038
  Shaw Industries, Inc.                               10,800          126,900
  Unifi, Inc.                                          6,000          192,750
                                                                -------------
                                                                      532,688
                                                                -------------
 TRANSPORTATION (1.9%)
  Alexander & Baldwin                                 10,900          270,456
  Continental Air, Inc. (A)                            6,900          194,925
  Kansas City Southern Industries, Inc.                4,200          189,000
  Northwest Airlines Corp. (A)                         4,300          168,237
  Tidewater, Inc.                                      9,900          447,975
  Wisconsin Central Transportation (A)                 4,800          190,200
                                                                -------------
                                                                    1,460,793
                                                                -------------
 TRANSPORTATION MANUFACTURING (1.3%)
  Harley Davidson, Inc.                                6,800          319,600
  Sundstrand Corp.                                    10,100          429,250
  Trinity Industries                                   7,700          288,750
                                                                -------------
                                                                    1,037,600
                                                                -------------
 UTILITIES (11.0%)
  AES Corp. (A)                                       12,600          585,900
  Allegheny Power Systems, Inc.                       15,200          461,700
  Baltimore Gas & Electric Co.                         8,000          214,000
  Brooklyn Union Gas Co.                              11,400          343,425
  CalEnergy Co. (A)                                   14,200          477,475
  Columbia Gas Systems, Inc.                           2,900          184,512
  Consolidated Natural Gas Co.                         4,700          259,675
  CMS Energy Corp.                                    16,700          561,538
  Delmarva Power & Light                               5,500          112,063
  El Paso Natural Gas Co.                              3,300          166,650
  Florida Progress Corp.                               9,200          296,700
  Illinova Corp.                                      14,200          390,500
  Louisville Gas & Electric Co.                       11,500          281,750
  National Fuel Gas Co.                                8,800          363,000
  Northeast Utilities, Inc.                           12,300          162,975
  NIPSCO Industries, Inc.                             10,400          412,100
  Pinnacle West Capital Corp.                         15,100          479,425
  Public Service Co. of Colorado                      11,800          458,725
  Rochester Gas & Electric Corp.                       7,300          139,612
  Seagull Energy Corp. (A)                             5,600          123,200
  Sonat, Inc.                                          4,000          206,000
  SCANA Corp.                                         16,600          444,050
  TECO Energy, Inc.                                   18,800          453,550
  USA Waste Services, Inc. (A)                        18,700          596,062
  Wisconsin Energy                                    16,900          454,188
                                                                -------------
                                                                    8,628,775
                                                                -------------
 WHOLESALE TRADE (2.2%)
  Arrow Electronics (A)                                4,700          251,450
  Avnet, Inc.                                          3,300          192,225
  Cardinal Health, Inc.                               12,000          699,000
  Crane Co.                                            6,150          178,350
  Grainger (W.W.)                                      2,600          208,650
  Richfood Holdings, Inc.                              7,400          179,450
                                                                -------------
                                                                    1,709,125
                                                                -------------
   TOTAL COMMON STOCKS
   (COST $53,701,522)                                              63,170,603
                                                                -------------
                                                   PRINCIPAL
                                                    AMOUNT
                                                ------------
SHORT-TERM INVESTMENTS (19.4%)

 COMMERCIAL PAPER (17.8%)
  Abbott Laboratories,
   5.34% due January 3, 1997                    $  1,500,000    $   1,499,168
  BHP Finance (USA), Inc.,
   5.37% due January 15, 1997                      1,500,000        1,496,346
  Ciesco LP,
   5.47% due February 4, 1997                      1,000,000          994,672
  Ford Motor Credit Co.,
   5.36% due February 11, 1997                     1,500,000        1,490,452
  General Electric Capital Corp.,
   5.37% due January 23, 1997                      1,500,000        1,494,566
  Heinz H. J. Co.,
   5.42% due January 23, 1997                      1,500,000        1,494,565
  Household Finance Corp.,
   5.35% due January 8, 1997                       1,500,000        1,497,894
  Prudential Funding Corp.,
   5.36% due January 13, 1997                      1,500,000        1,496,760
  Raytheon Co.,
   5.50% due January 13, 1997                        500,000          498,920
  Seagram Joseph E. & Sons Inc.,
   5.44% due January 8, 1997                       1,500,000        1,497,894
  Toyota Motor Credit Corp.,
   5.35% due February 12, 1997                       500,000          496,744
                                                                -------------
                                                                   13,957,981
                                                                -------------
 U.S. GOVERNMENT SECURITIES (0.9%)
  United States of America Treasury,
   5.29% due August 21, 1997 (D)                     750,000          725,552
                                                                -------------
 REPURCHASE AGREEMENTS (0.7%)
  Merrill Lynch Government Securities, Inc.,
   6.00% Repurchase Agreement
   dated December 31, 1996 due January 2,
   1997, collateralized by: United
   States of America Treasury, $515,000,
   7.875% due November 15, 2004                      553,000          553,000
                                                                -------------
   TOTAL SHORT-TERM
    INVESTMENTS (COST $15,240,783)                                 15,236,533
                                                                -------------
                                                   NOTIONAL
                                                    VALUE
                                                 -----------
FUTURES CONTRACTS (0.0%)

 S&P 400 MidCap Index,
  Exp. March, 1997 (E)                           $15,139,400                -
                                                                -------------

  TOTAL INVESTMENTS (100%)
   (COST $68,942,305) (F)                                       $  78,407,136
                                                                =============

NOTES

(A) Non-income Producing Security.

(B) Management Priced Security.

(C) Bankrupt Security.

(D) Par value of $450,000 pledged to cover margin deposits on futures contracts.

(E) As more fully discussed in Note 1 to the financial statements, it is Account TAS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account TAS uses futures contracts as a substitute for holding individual securities.

(F) At December 31, 1996, net unrealized appreciation for all securities was $9,464,831. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $11,449,002 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $1,984,171.





                       See Notes to Financial Statements

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Timed Aggressive Stock Account for Variable Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Timed Aggressive Stock Account for Variable Annuities including the statement of investments as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the financial position of The Travelers Timed Aggressive Stock Account for Variable Annuities as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                                 THE TRAVELERS
                               TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

The investment world began 1996 with an optimistic outlook for the bond market. Talks of deficit reduction via a balanced budget amendment, coupled with anemic consumer spending and a tame inflation outlook laid the groundwork for a further rally. The longest Treasuries were yielding less than 6.00% at the start of the year for the second time this decade, and expectation of an easier Federal Reserve Board helped fuel yields on shorter Treasuries to levels less than 5.00%. As the year progressed, these bullish sentiments were shattered as balanced budget talks stalled, energy prices began to rise, and economic growth resumed. Yields on 30-year Treasuries rose to 7.20% by mid-year, posting a negative return of 9.10% by the end of June. The second half of the year recouped some of the earlier losses, with yields falling to 6.63% by year end, but still leaving the performance of the 30-year Treasury at a dismal 3.50% loss, trailing cash by almost 9%. Mortgage backed securities fared somewhat better, returning 5.35% as a group, almost in line with cash. The best performing mortgages were those slight premium securities with coupons in the 7.50% to 8.00% range, which tightened as yields rose as their embedded refinancing options moved out of the money.

In the government securities market, agency debentures fared well as their yield spreads tightened versus Treasuries. Among long Treasuries, there were a few opportunities for investors in 1996. The on-the-run bond became scarce in the securities lending market in the first quarter, causing dealers who needed to borrow the issue to bid its price up versus other long Treasuries. The 2015 to 2016 year sector traded in line with market direction, as these were the cheapest-to-deliver into the bond futures contract. As the market traded off, futures would lead the way down, causing these maturities to underperform, and to outperform when the market rallied. The yield curve flattened from the beginning of the year, but was relatively calm in the second half.

When a "Buy" is in place, this fund invests in liquid government securities and agency mortgage backed securities. During the course of the year, three "Buy" signals were in place and the fund was indexed to a 50/50 weighting of long Treasuries and mortgages. The year began with a "Buy" signal that was initiated in September of 1995 which ended on April 11. The two other buy signals occurred in the third quarter: the first from July 3 ending July 10, and the second beginning August 6 ending September 6. No further "buy" signals were received during the remainder of 1996; and as a result, The Travelers Timed Bond Account for Variable Annuities had no securities at December 31, 1996. Among the mortgages that were purchased during the year, GNMA, FNMA and FHLMC 15- and 30-year passthroughs with net coupons of 6.50% to 8.00% were used to afford maximum liquidity. Agency debentures from the Resolution Funding Corporation and the Federal Home Loan Bank were used for additional yield in conjunction with long Treasuries maturing in years 2019 to 2021 to provide duration needed to match the index.

PORTFOLIO MANAGER:  JOSEPH M. MULLALLY


                                 [TAMIC LOGO]

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



INVESTMENT INCOME:
  Interest............................................                     $     350,785


EXPENSES:
  Market timing fees..................................    $      67,112
  Investment management and advisory fees.............           26,799
  Insurance charges...................................           67,112
                                                          --------------
     Total expenses...................................                           161,023
                                                                           --------------
        Net investment income.........................                           189,762
                                                                           --------------


REALIZED LOSS AND CHANGE IN UNREALIZED GAIN ON
   INVESTMENT SECURITIES:
  Realized loss from investment security transactions:
    Proceeds from investment securities sold..........       34,098,269
    Amortized cost of investment securities sold......       35,148,792
                                                          --------------
        Net realized loss.............................                        (1,050,523)

  Change in unrealized gain on investment securities:
    Unrealized gain at December 31, 1995..............          698,966
    Unrealized gain at December 31, 1996..............                -
                                                          --------------
        Net change in unrealized gain for the year....                          (698,966)
                                                                           --------------
          Net realized loss and change in unrealized
            gain......................................                        (1,749,489)
                                                                           --------------
    Net decrease in net assets resulting from
     operations.......................................                     $  (1,559,727)
                                                                           ==============

                       See Notes to Financial Statements

                        THE TRAVELERS TIMED BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995



                                                                                 1996               1995
                                                                                 ----               ----
OPERATIONS:
  Net investment income...................................................    $       189,762    $       501,286
  Net realized gain (loss) from investment security transactions..........         (1,050,523)           901,740
  Net change in unrealized gain on investment securities..................           (698,966)           698,966
                                                                              ----------------   ----------------
     Net increase (decrease) in net assets resulting from operations......         (1,559,727)         2,101,992
                                                                              ----------------   ----------------


UNIT TRANSACTIONS:
  Participant purchase payments
    (applicable to 243,706 and 796,980 units, respectively)...............            324,504          1,033,094
  Participant transfers from other Travelers accounts
    (applicable to 13,851 and 55,290 units, respectively).................             19,555             68,142
  Market timing transfers from other Travelers timed accounts
    (applicable to 18,855,866 and 25,376,865 units, respectively).........         24,121,224         31,962,202
  Administrative charges
    (applicable to 72 and 16,869 units, respectively).....................                (94)           (22,828)
  Contract surrenders
    (applicable to 318,514 and 614,080 units, respectively)...............           (428,452)          (802,989)
  Participant transfers to other Travelers accounts
    (applicable to 992,326 and 1,869,809 units, respectively).............         (1,324,406)        (2,437,532)
  Market timing transfers to other Travelers timed accounts
    (applicable to 29,259,875 and 12,262,071 units, respectively).........        (37,004,878)       (16,038,495)
  Other payments to participants
    (applicable to 8,942 units)...........................................            (11,312)                 -
                                                                              ----------------   ----------------
    Net increase (decrease) in net assets resulting from unit transactions        (14,303,859)        13,761,594
                                                                              ----------------   ----------------
       Net increase (decrease) in net assets..............................        (15,863,586)        15,863,586


  NET ASSETS:
    Beginning of year.....................................................         15,863,586                  -
                                                                              ----------------   ----------------
    End of year...........................................................    $             -    $    15,863,586
                                                                              ===============-   ================

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Timed Bond Account for Variable Annuities ("Account TB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account TB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Participants in Account TB have entered into market timing service agreements with an affiliate of The Travelers, which provide for the transfer of participants' funds to certain other timed accounts of The Travelers, at the discretion of the market timer.

    The following is a summary of significant accounting policies consistently followed by Account TB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the year; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    FUTURES CONTRACTS. Account TB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account TB enters into a futures contract, it agrees to buy or sell specified debt securities, at a future time for a fixed price, unless the contract is closed prior to expiration. Account TB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account TB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account TB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account TB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account TB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account TB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account TB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account TB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account TB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account TB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account TB. Account TB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Effective July 1, 1996, premiums and discounts are amortized to interest income utilizing the constant yield method.

2.  INVESTMENTS

    The proceeds from sales of bonds (other than short-term securities) was $326,965; the costs of purchases and proceeds from sales of direct and indirect U.S. government obligations were $20,876,153 and $33,771,304, respectively, for the year ended December 31, 1996. Realized gains and losses from investment transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at annual rates which start at 0.50% and decrease, as net assets increase, to 0.25% of Account TB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    A market timing fee equivalent on an annual basis to 1.25% of the average net assets of Account TB is deducted for market timing services. The Travelers deducts the fee daily and, in turn, pays the fee to Copeland Financial Services, Inc., a registered investment adviser and an affiliate of The Travelers which provides market timing services to subscribing participants in Account TB.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. These charges are equivalent to 1.25% of the average net assets of Account TB on an annual basis. Additionally, for contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $9,844 and $21,911 of contingent deferred sales charges for the years ended December 31, 1996 and 1995, respectively.

4.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each year.)



                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------------
                                                               1996           1995            1994           1993           1992
                                                               ----           ----            ----           ----           ----
SELECTED PER UNIT DATA:
 Total investment income...............................   $    .033      $    .071       $    .007      $    .054      $    .051
 Operating expenses....................................        .015           .031            .006           .036           .032
                                                          ----------     ----------      ----------     ----------     ----------

 Net investment income.................................        .018           .040            .001           .018           .019

 Unit value at beginning of year.......................       1.383          1.215           1.234          1.132          1.087
 Net realized and change in unrealized gains (losses)..       (.169)          .128           (.020)          .084           .026
                                                          ----------     ----------      ----------     ----------     ----------

 Unit value at end of year.............................   $   1.232      $   1.383       $   1.215      $   1.234      $   1.132
                                                          ==========     ==========      ==========     ==========     ==========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
 Net increase (decrease) in unit value.................   $   (.15)      $     .17       $   (.02)      $     .10      $     .05
 Ratio of operating expenses to average net assets*....        3.00 %         3.00 %          3.00 %         3.00 %         2.99 %
 Ratio of net investment income to average net assets*.        3.48 %         3.98 %          1.02 %         1.48 %         1.71 %
 Number of units outstanding at end of year (thousands)           -         11,466               -         20,207         21,868
 Portfolio turnover rate...............................         153 %          117 %             -            190 %          505 %

* Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Managers and Owners of Variable Annuity Contracts of
  The Travelers Timed Bond Account for Variable Annuities:


We have audited the accompanying statement of operations of The Travelers Timed Bond Account for Variable Annuities for the year ended December 31, 1996, and the related statement of changes in net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended. These financial statements and per unit data are the responsibility of management. Our responsibility is to express an opinion on these financial statements and per unit data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per unit data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per unit data referred to above present fairly, in all material respects, the results of operations of The Travelers Timed Bond Account for Variable Annuities for the year ended December 31, 1996, the changes in its net assets for each of the two years in the period then ended, and the per unit data for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Hartford, Connecticut
February 12, 1997

                      This page intentionally left blank.

                      This page intentionally left blank.

                              Investment Advisers
   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
       THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES
      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY
                             Hartford, Connecticut

            THE TRAVELERS TIMED BOND ACCOUNT FOR VARIABLE ANNUITIES
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                             Hartford, Connecticut

                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                             Hartford, Connecticut

                                   Custodian
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York





This report is prepared for the general information of contract owners and is not an offer of shares of The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities, The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.





VG-182   (Annual)   (12-96)   Printed in U.S.A.